                                  EXHIBIT 99.11
                      Servicer's Report for Monthly Period
                              Ended March 31, 2000

                 AmeriCredit Automobile Receivables Trust 1999-B
                      Class A-1 4.9166 % Asset Backed Notes
                      Class A-2 5.3040 % Asset Backed Notes
                      Class A-3 5.780 % Asset Backed Notes
                      Class A-4 5.960 % Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:        3/1/2000
Monthly Period Ending:          3/31/2000



I.     MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
       A.       Beginning of period Aggregate Principal Balance                         $803,852,581
                                                                                     ----------------
       B.       Purchase of Subsequent Receivables                                                 0
                                                                                     ----------------
       C.       Monthly Principal Amounts
                (1)     Collections on Receivables outstanding
                              at end of period                            23,493,949
                                                                        -------------
                (2)     Collections on Receivables paid off
                              during period                               10,868,905
                                                                        -------------
                (3)      Receivables becoming Liquidated Receivables
                              during period                                6,296,090
                                                                        -------------
                (4)      Receivables becoming Purchased Receivables
                              during period
                                                                        -------------
                (5)      Cram Down Losses occurring during period
                                                                        -------------
                (6)      Other Receivables adjustments                       298,543
                                                                        -------------
                (7)       Less amounts allocable to Interest             (11,754,480)
                                                                        -------------
                Total Monthly Principal Amounts                                           29,203,007
                                                                                     ----------------
       D.       End of period Aggregate Principal Balance                               $774,649,574
                                                                                     ================
       E.       Pool Factor                                                              77.4649577%
                                                                                     ================


II.    MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                         CLASS A-1     CLASS A-2      CLASS A-3      CLASS A-4          TOTAL
                                                         ---------     ---------      ---------      ---------          ------

       A.   Beginning of period Note Balance                    $0   $332,754,957   $130,000,000   $295,000,000   $757,754,957
                                                       ------------------------------------------------------------------------

       B.   Noteholders' Principal Distributable Amount          0     29,203,007              0              0     29,203,007
       C.   Noteholders' Accelerated Principal Amount            0              0              0              0              0
       D.   Accelerated Payment Amount Shortfall                 0      3,474,650              0              0      3,474,650
       E.   Note Prepayment Amount                               0              0              0              0              0
       F.   Deficiency Claim Amount                              0              0              0              0              0
                                                       ------------------------------------------------------------------------


       G.   End of period Note Balance                          $0   $300,077,300   $130,000,000   $295,000,000   $725,077,300
                                                       ========================================================================

       H.   Note Pool Factors                           0.0000000%    68.9832874%   100.0000000%   100.0000000%    72.5077300%
                                                       ========================================================================


III.   RECONCILIATION OF PRE-FUNDING ACCOUNT:

       A.       Beginning of period Pre-Funding Account balance                                                               $0
                                                                                                                    -------------
       B.       Purchase of Subsequent Receivables                                                                0
                                                                                                       -------------
       C.       Investment Earnings                                                                               0
                                                                                                       -------------
       D.       Investment Earnings Transfer to Collections Account                                               0
                                                                                                       -------------
       E.       Payment of Mandatory Prepayment Amount
                                                                                                       -------------
                                                                                                                               0
                                                                                                                    -------------
       F.       End of period Pre-Funding Account balance                                                                     $0
                                                                                                                    =============

IV.    CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

       A.       Total Monthly Principal Amounts                                                                      $29,203,007
                                                                                                                    -------------
       B.       Required Pro-forma Security Balance                                                     697,184,617
                                                                                                       -------------
       C.       Pro-forma Security Balance (Assuming 100% Paydown of
                    Total Monthly Principal Amounts)                                                    728,551,950
                                                                                                       -------------
       D.       Step-down Amount  (B. - C.)                                                                                    0
                                                                                                                    -------------
       E.       Principal Distributable Amount  (A.- D.)                                                             $29,203,007
                                                                                                                    =============


V.     RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

       A.       Beginning of period Capitalized Interest  Account balance                                                     $0
                                                                                                                    -------------
       B.       Monthly Capitalized Interest Amount                                                               0
                                                                                                       -------------
       C.       Investment Earnings                                                                               0
                                                                                                       -------------
       D.       Investment Earnings Transfer to Collections Account                                               0
                                                                                                       -------------
       E.       Payment of Overfunded Capitalized Interest Amount                                                 0
                                                                                                       -------------
       F.       Payment of Remaining Capitalized Interest Account                                                 0
                                                                                                       -------------
                                                                                                                               0
                                                                                                                    -------------
       G.       End of period Capitalized Interest Account balance                                                            $0
                                                                                                                    =============

VI.    RECONCILIATION OF COLLECTION ACCOUNT:

       A.       Available Funds:

                (1)     Collections on Receivables during period
                              (net of Liquidation Proceeds)                                             $34,362,854
                                                                                                       -------------
                (2)      Liquidation Proceeds collected
                              during period                                                               3,303,285
                                                                                                       -------------
                (3)      Purchase Amounts deposited in Collection
                               Account
                                                                                                       -------------
                (4)   (a)       Investment Earnings - Collection Account                                     86,657
                                                                                                       -------------
                      (b)       Investment Earnings - Transfer From Prefunding Account                            0
                                                                                                       -------------
                      (c)       Investment Earnings - Transfer From Capitalized Interest Account                  0
                                                                                                       -------------
                (5)       Collection of Supplemental Servicing Fees
                      (a)       Extension Fees                                                              176,072
                                                                                                       -------------
                      (b)       Repo and Recovery Fees Advanced                                             155,665
                                                                                                       -------------
                      (c)       Other Fees                                                                  197,092
                                                                                                       -------------
                (6)       Monthly Capitalized Interest Amount                                                     0
                                                                                                       -------------
                (7)       Mandatory Prepayment Amount
                                                                                                       -------------

                Total Available Funds                                                                                 38,281,625
                                                                                                                    -------------

       B.       Distributions:

                (1)      Base Servicing Fee and Supplemental Servicing Fees
                      (a)       Base Servicing Fee                                                        1,507,224
                                                                                                       -------------
                      (b)       Repo and Recovery Fees                                                      155,665
                                                                                                       -------------
                      (c)       Bank Service Charges                                                         13,298
                                                                                                       -------------
                      (d)       Other Fees                                                                  197,092
                                                                                                       -------------
                (2)      Agent fees                                                                             417
                                                                                                       -------------
                (3)      Refunds of Overpayments paid by AFS                                                 53,702
                                                                                                       -------------
                (4)      Noteholders' Interest Distributable Amount
                                 (a)        Class A - 1                                                           0
                                                                                                       -------------
                                 (b)        Class A - 2                                                   1,470,777
                                                                                                       -------------
                                 (c)        Class A - 3                                                     626,167
                                                                                                       -------------
                                 (d)        Class A - 4                                                   1,465,167
                                                                                                       -------------

                (5)      Noteholders' Principal Distributable Amount
                                 (a)        Class A - 1                                                           0
                                                                                                       -------------
                                 (b)        Class A - 2                                                  29,203,007
                                                                                                       -------------
                                 (c)        Class A - 3                                                           0
                                                                                                       -------------
                                 (d)        Class A - 4                                                           0
                                                                                                       -------------

                (6)      Security Insurer Premiums                                                          230,304
                                                                                                       -------------

                Total distributions                                                                                   34,922,820
                                                                                                                    -------------

       C.         Excess Available Funds  (or Deficiency Claim Amount )                                                3,358,805
                                                                                                                    -------------

       D.         Noteholders' Accelerated Principal Amount                                                                    0
                                                                                                                    -------------

       E.         Deposit to Spread Account                                                                           $3,358,805
                                                                                                                    =============

                                       2

VlI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

       A.         Excess Available Funds  (VI.C.)                                                        $3,358,805
                                                                                                       -------------
       B.         Pro Forma Security Balance    (II.A.-II.B.)                                           728,551,950
                                                                                                       -------------
       C.         Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                            697,184,617
                                                                                                       -------------
       D.         Excess of Pro Forma Balance over Required Balance   (B. - C.)                          31,367,333
                                                                                                       -------------
       E.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       F.         Lesser of D. or E.                                                                              0
                                                                                                       -------------
       G.         Accelerated Principal Amount  (lesser of  A. or F.)                                                         $0
                                                                                                                    -------------

VIII.  CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

       A.         Pro Forma Security Balance                                                           $728,551,950
                                                                                                       -------------
       B.         Required Pro Forma Security Balance                                                   697,184,617
                                                                                                       -------------
       C.         Excess of Pro Forma Balance over Required Balance   (A. - B.)                          31,367,333
                                                                                                       -------------
       D.         End of Period  Class A-1 Note Balance (before accel. payments)                                  0
                                                                                                       -------------
       E.         Greater of C. or D.                                                                    31,367,333
                                                                                                       -------------
       F.         Excess Available Funds  (VI.C.)                                                         3,358,805
                                                                                                       -------------
       G.         Investment Earnings on Collection Account                                                  86,657
                                                                                                       -------------
       H.         Accelerated Payment Amount Shortfall (E.- F.+G.)                                                   $28,095,185
                                                                                                                    -------------

IX.    RECONCILIATION OF SPREAD ACCOUNT:

       A.       Beginning of period Spread Account balance                                                           $30,000,000
                                                                                                                    -------------

       B.       Additions to Spread Account
                (1)       Deposits from Collections Account    (VI. E.)                                   3,358,805
                                                                                                       -------------
                (2)       Investment Earnings                                                               115,845
                                                                                                       -------------
                (3)       Deposits Related to Subsequent Receivables Purchases                                    0
                                                                                                       -------------

                Total Additions                                                                                        3,474,650
                                                                                                                    -------------

       C.       Spread Account balance available for  withdrawals                                                     33,474,650
                                                                                                                    -------------

       D.       Requisite Amount of Spread Account
                  (1)       Initial Spread Account Deposit                                              $21,000,000
                                                                                                       -------------
                  (2)       Subsequent Spread Account Deposits                                            9,000,000
                                                                                                       -------------
                  (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)                   30,000,000
                                                                                                       -------------
                  (4)       $100,000                                                                        100,000
                                                                                                       -------------
                  (5)       1 1/2% of Original Pool Balance (total deliveries)                          $15,000,000
                                                                                                       -------------
                  (6)       End of period Note Balance                                                  725,077,300
                                                                                                       -------------
                  (7)       Lesser of (5) or (6)                                                         15,000,000
                                                                                                       -------------
                  (8)       Floor Amount Greater of (4) or (7)                                           15,000,000
                                                                                                       -------------
                  (9)       Aggregate Principal Balance                                                 774,649,574
                                                                                                       -------------
                 (10)       End of period Note Balance                                                  725,077,300
                                                                                                       -------------
                 (11)       Line (9) less line (10)                                                      49,572,274
                                                                                                       -------------
                 (12)       OC level     (11) / (9)                                                           6.40%
                                                                                                       -------------
                 (13)       Spread Ending Balance as a percentage of Aggregate Principal Balance              3.87%
                                                                                                       -------------
                 (14)       OC Percentage (12) + (13)                                                        10.27%
                                                                                                       -------------
                 (15)       13% less OC level, if OC percentage is greater than or equal to 13%             n/a
                                                                                                       -------------
                 (16)       If OC percentage is equal to or greater than 13%, Percent in
                                    (15) x End of Period
                                                                                                       -------------
                                    Aggregate Principal Balance                                             n/a
                                                                                                       -------------
                 (17)       If OC level is less than 10%, 3% of Original Pool Balance (total deliveries) 30,000,000
                                                                                                       -------------
                 (18)       15% of end of period Aggregate Principal Balance if Trigger Date                n/a
                                                                                                       -------------

                Requisite Amount of Spread Account (either (3), (8), (16), (17), or (18) as applicable)               30,000,000
                                                                                                                    -------------

       E.       Withdrawals from Spread Account
                 (1)        Priority First - Deficiency Claim Amount                                              0
                                                                                                       -------------
                 (2)        Priority Second through Third
                                                                                                       -------------
                 (3)        Priority Fourth - Accelerated Payment Amount Shortfall         28,095,185
                                                                                          ------------
                              Accelerated Payment Amount Shortfall in Excess of Requisite Amount          3,474,650
                                                                                                       -------------
                 (4)        Priority Fifth through Sixth
                                                                                                       -------------
                 (5)        Priority Seventh - to Servicer
                                                                                                       -------------

                Total withdrawals                                                                                      3,474,650
                                                                                                                    -------------


       F.       End of period Spread Account balance                                                                 $30,000,000
                                                                                                                    -------------

                                       3

X.     MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

       A.       Beginning of period number of Receivables                                                                 66,241
                                                                                                                    -------------

       B.       Number of Subsequent Receivables Purchased                                                                     0
                                                                                                                    -------------

       C.       Number of Receivables becoming Liquidated
                       Receivables during period                                                                             520
                                                                                                                    -------------

       D.       Number of Receivables becoming Purchased
                       Receivables during period
                                                                                                                    -------------

       E.       Number of Receivables paid off during period                                                               1,041
                                                                                                                    -------------

       F.       End of period number of Receivables                                                                       64,680
                                                                                                                    =============


XI.    STATISTICAL DATA:

       A.       Weighted Average APR of the Receivables                                                                   18.42%
                                                                                                                    -------------

       B.       Weighted Average Remaining Term of the Receivables                                                         47.57
                                                                                                                    -------------

       C.       Average Receivable Balance                                                                               $11,977
                                                                                                                    -------------

       D.       Aggregate Realized Losses                                                                            $24,332,503
                                                                                                                    -------------




By:         /s/ Preston A. Miller
            -------------------------------------------
Name:       Preston A. Miller
            -------------------------------------------
Title:      Executive Vice President and Treasurer
            -------------------------------------------
Date:       April 3, 2000
            -------------------------------------------

                 AmeriCredit Automobile Receivables Trust 1999-B
                      Class A-1 4.9166 % Asset Backed Notes
                      Class A-2 5.3040 % Asset Backed Notes
                      Class A-3 5.7800 % Asset Backed Notes
                      Class A-4 5.9600 % Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1999-B, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of May 12, 1999. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:     3/1/2000
Monthly Period Ending:       3/31/2000



I.     MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                         CLASS A-1     CLASS A-2       CLASS A-3       CLASS A-4          TOTAL
                                                         ---------     ----------      ---------       ----------         ------

       A.       Preliminary End of period Note Balance          $0   $300,077,300    $130,000,000    $295,000,000    $725,077,300
                                                       ---------------------------------------------------------------------------

       B.       Deficiency Claim Amount                          0              0               0               0               0

       C.       End of period Note Balance                      $0   $300,077,300    $130,000,000    $295,000,000    $725,077,300
                                                       ===========================================================================

       D.       Note Pool Factors                        0.000000%     68.983287%     100.000000%     100.000000%      72.507730%
                                                       ===========================================================================


II.    RECONCILIATION OF SPREAD ACCOUNT:

       A.       Preliminary End of period Spread Account balance                                                      $30,000,000
                                                                                                                    --------------

       B.       Priority First - Deficiency Claim Amount from preliminary certificate                                           0
                                                                                                                    --------------

       C.       End of period Spread Account balance                                                                  $30,000,000
                                                                                                                    --------------

III.   PERFORMANCE TESTS:

       A.       Delinquency Ratio
                (1)      Receivables with Scheduled Payment
                              delinquent more than 60 days
                              at end of period                                                          $17,881,876
                                                                                                     ---------------
                (2)           Purchased Receivables with Scheduled Payment
                              delinquent more than 60 days at end of
                              period
                                                                                                     ---------------
                (3)      Beginning of period Principal Balance                                          803,852,581
                                                                                                     ---------------
                (4)      Delinquency Ratio (1)+(2) divided by (3)                                                           2.22%
                                                                                                                    --------------
                (5)      Previous Monthly Period Delinquency Ratio                                                          2.47%
                                                                                                                    --------------
                (6)      Second previous Monthly Period Delinquency Ratio                                                   2.77%
                                                                                                                    --------------
                (7)      Average Delinquency Ratio (4)+(5)+(6)
                              divided by 3                                                                                  2.49%
                                                                                                                    --------------
                (8)      Compliance (Delinquency Test Failure is a
                              Delinquency Ratio equal to or greater than 5.00%)                                          yes
                                                                                                                    --------------

                                       5

       B.       Cumulative Default Rate
                (1)      Defaulted Receivables in Current Period                                         $4,347,770
                                                                                                     ---------------
                (2)      Cumulative Defaulted Receivables Including
                              Defaulted Receivables in Current Period                                    55,715,539
                                                                                                     ---------------
                (3)      Original Pool Balance                                                          999,999,996
                                                                                                     ---------------
                (4)      Cumulative Default Rate (2) divided by (3)                                                         5.57%
                                                                                                                    --------------
                (5)      Compliance (Default Test Failure is a Cumulative
                                Default Rate equal to or greater than 14.88%.)                                            yes
                                                                                                                    --------------


       C.       Cumulative Net Loss Rate
                (1)      Receivables becoming Liquidated Receivables during period                       $6,296,090
                                                                                                     ---------------
                (2)      Purchased Receivables with Scheduled
                              Payment delinquent more than 30 days at end of period
                                                                                                     ---------------
                (3)      Cram Down Losses occurring during period
                                                                                                     ---------------
                (4)      Liquidation Proceeds collected during period                                    (3,303,285)
                                                                                                     ---------------
                (5)      Net Losses during period (1)+(2)+(3)-(4)                                         2,992,805
                                                                                                     ---------------
                (6)      Net Losses since Initial Cut-off Date (Beginning of Period)                     21,339,698
                                                                                                     ---------------
                (7)      CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                        2.43%
                         (5) + (6) divided by (9)                                                                   --------------

                (8)      50% of Receivables with Scheduled Payment delinquent
                              more than 90 days at end of period                                          5,100,974
                                                                                                     ---------------
                (9)      Original Aggregate Principal Balance plus
                               Pre-Funded Amount as of the Closing Date                               1,000,000,000
                                                                                                     ---------------
               (10)      Cumulative Net Loss Rate (5)+(6)+(8)
                               divided by (9)                                                                               2.94%
                                                                                                                    --------------
               (11)      Compliance (Net Loss Test Failure is a
                                Net Loss Rate equal to or greater than 8.50%.)                                            yes
                                                                                                                    --------------


       D.       Extension Rate
                (1)      Principal Balance of Receivables extended during current period                $18,202,469
                                                                                                     ---------------
                (2)      Beginning of Period Aggregate Principal Balance                                803,852,581
                                                                                                     ---------------
                (3)      Extension Rate (1) divided by (2)                                                                  2.26%
                                                                                                                    --------------
                (4)      Previous Monthly Extension Rate                                                                    2.36%
                                                                                                                    --------------
                (5)      Second previous Monthly Extension Rate                                                             2.85%
                                                                                                                    --------------
                (6)      Average Extension Rate (3)+(4)+(5)
                              divided by 3                                                                                  2.49%
                                                                                                                    --------------
                (7)      Compliance (Extension Test Failure is an
                              Extension Rate equal to or greater than 4%.)                                               yes
                                                                                                                    --------------


IV.    DELINQUENCY:
       A.       Receivables with Scheduled Payment delinquent
                (1)      31-60 days                                                       #    4,319    $54,150,260         6.74%
                                                                                          ----------------------------------------
                (2)      61-90 days                                                            1,039     13,218,276         1.64%
                                                                                          ----------------------------------------
                (3)      over 90 days                                                            381      4,663,600         0.58%
                                                                                          ----------------------------------------

                Receivables with Scheduled Payment delinquent
                    more than 30 days at end of period                                         5,739    $72,032,136         8.96%
                                                                                          ========================================



By:         /s/ Preston A. Miller
            ------------------------------------------
Name:       Preston A. Miller
            ------------------------------------------
Title:      Executive Vice President and Treasurer
            ------------------------------------------
Date:       April 3, 2000
            ------------------------------------------


                                       6